Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long ALB Daily ETF
Leverage Shares 2X Long HUT Daily ETF
Leverage Shares 2X Long PLUG Daily ETF
Leverage Shares 2X Long ONDS Daily ETF
Leverage Shares 2X Long ORLY Daily ETF
Leverage Shares 2X Long USAR Daily ETF
Leverage Shares 2X Long UUUU Daily ETF
Leverage Shares 2X Long XPEV Daily ETF

Each a series (a “Fund”) of Themes ETF Trust

Supplement dated March 13, 2026, to the currently effective Summary Prospectus and
Prospectus dated January 12, 2026, of each Fund

Effective March 13, 2026, each Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts. If you have any questions, please call 1-866-5Themes (1-866-584-3637).

Please retain this Supplement for future reference